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                            =========================
                                      THE
                                    R. O. C.
                                  TAIWAN FUND
                            =========================


                                 Annual Report
                                December 31, 1998

--------------------------------------------------------------------------------
Dear Stockholders
--------------------------------------------------------------------------------

The Fund's net asset value (NAV) per share declined 18.4% in 1998 after adjustment for dividends. This performance was better than the 21.6% fall in the Taiwan Stock Exchange Index (TAIEX). During the year, the New Taiwan dollar appreciated 1.1% against the U.S. dollar.

The aftershocks of the Asian financial turmoil--sparked in mid-1997 by the devaluation of the Thai baht--and its spread to other emerging markets reverberated in Taiwan throughout most of a dismal 1998. Still, the Taiwan market got off to a fast start with a double-digit rise in the TAIEX through early March. This rally was fueled by record-high buying levels of foreign institutional investors and reports by many listed computer equipment and electronics makers of better-than-expected 1997 results. At one point in the first quarter of 1998, in fact, the technology stock index was up more than 40%.

After this initial rise, technology stocks led the market downward. This came in response to warnings in March of disappointing first quarter profits by Intel and Compaq. Several Taiwan technology companies then reported a couple of months of declining revenues and, at mid-year, cut their annual earnings forecasts. In addition, the market was unsettled by the continuing regional economic and political problems, especially the social unrest in Indonesia that led to the resignation of President Suharto. Most troubling, however, was the spread of the Asian financial turbulence to Russia, with its government's debt default and currency devaluation.

The collateral effects of the Asian crisis on Taiwan's own economy also weighed on investors. And, as economic growth slowed under the impact of a decline in regional demand for Taiwan products, several companies suffered cash-flow problems. A series of corporate debt defaults and stock settlement failures late in the year led the government in November to take over three financial institutions and put forward a rescue package for the stock market. The program's centerpiece was the creation of an investment task force to support stock prices. The TAIEX, however, suffered a double-digit fall in December as one listed company after another issued reduced earnings forecasts.

The economy held up reasonably well under the circumstances. Although exports--equivalent to about 40% of gross national product--declined 9%, private investment enjoyed a double-digit rise and private consumption was fairly robust for most of the year. Overall growth in 1998 reached about 5%, a considerable achievement compared to the shrinking economies in most of the region.

The official forecast calls for the economy to grow 5.2% in 1999. The government has adopted measures to boost spending on public infrastructure projects and aid the real estate market. In addition, monetary authorities have taken a number of steps over the last half year to lower interest rates. However, we are projecting economic growth of between 4.5%-5.0%. Domestic demand, especially private investment, should not expand as much as in 1998. An export recovery is also not expected before mid-year and will be too mild to provide any significant boost to the economy.

The Fund handily beat the market through the first three quarters of 1998 and also outperformed for the full year. In the fourth quarter, 10 listed companies--after developing financial problems--were granted permission to have trading in their shares temporarily suspended. Because of our solid research team, the Fund had none of these stocks in its portfolio at the time they encountered such troubles. In an effort to support the market during this period, the investment task force focused primarily on buying banking shares. The Fund remained underweight in this sector, however, based on our view that financial companies faced heightened risks. As a result, we underperformed the market in the fourth quarter.

The financial adversity has undercut market confidence, and a recovery could still be several months away. But Taiwan's problems are unlike those that have affected Southeast Asia since mid-1997. Taiwan has a low level of foreign debt as well as large foreign exchange reserves that increased last year to more than US$90 billion. Plus, there are no signs of a monetary crisis. In fact, the current market weakness provides good bargain hunting for the investor since even listed companies with strong earnings growth have suffered and are now trading at highly attractive levels.

Continuing our value approach, we are focusing on certain industries that have bottomed out and face improved prospects. The Fund has thus increased its holdings in semiconductor stocks from virtually nothing to over 10% of total net assets. We are also targeting internet-related companies and those benefiting from increased demand associated with solving Year 2000 ("Y2K") computer problems. At the same time, the Fund will avoid companies involved in the real estate industry as well as others with high levels of debt, and companies deriving significant income from stock investment.

We are grateful for your continuing support and look forward to discussing our market outlook and investment strategy with you in future reports.

                                              Respectfully submitted,

                                              /s/ Daniel Chiang
                                              ----------------------------------
                                              Daniel Chiang
                                              President

                                              February 4, 1999

--------------------------------------------------------------------------------
International Investment Trust Co. (IIT), the Fund's adviser, has considered the impact of the Year 2000 (Y2K) issue and has implemented a plan that is designed to prevent potential problems from arising in this respect for its own computer systems and applications. Conversion and testing activities under this plan are expected to be completed by March 31, 1999. The Fund has been informed by its other service providers that they are taking similar measures. Although IIT does not expect the Y2K issue to adversely affect the Fund, IIT cannot guarantee that its efforts or the efforts of the Fund's other service providers will be successful.

In addition, the Y2K issue may adversely affect the companies in which the Fund invests. For example, these "portfolio" companies may incur substantial costs to correct potential problems and may suffer losses caused by data processing errors. While IIT and the Fund expect to monitor available information with regard to any Y2K problems that may be experienced by portfolio companies, it is impossible to predict whether, or to what extent, such problems would have an adverse impact on the Fund's investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio Highlights
Year Ended December 31, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------

                                                                      Percent of
Company                                                               Net Assets
----------------------------                                          ----------

Compal Electronics Inc.                                                  7.24%
--------------------------------------------------------------------------------
China Motor Corp.                                                        5.91
--------------------------------------------------------------------------------
Delta Electronics Inc.                                                   5.53
--------------------------------------------------------------------------------
Yulon Motor Co.                                                          4.92
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.                                   4.12
--------------------------------------------------------------------------------
Formosa Plastics Corp.                                                   3.30
--------------------------------------------------------------------------------
CMC Magnetics Corp.                                                      3.13
--------------------------------------------------------------------------------
Cathay Life Insurance Co.                                                3.11
--------------------------------------------------------------------------------
Nan Ya Plastics Corp.                                                    3.05
--------------------------------------------------------------------------------
Systex Corp.                                                             3.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Sectors                                                   Net Assets
----------------------------                                          ----------

Computers & Office Equipment                                            19.56%
--------------------------------------------------------------------------------
Electronics                                                             14.67
--------------------------------------------------------------------------------
Automobile                                                              10.83
--------------------------------------------------------------------------------
Semiconductors                                                           8.05
--------------------------------------------------------------------------------
Plastics                                                                 6.35
--------------------------------------------------------------------------------
Banking                                                                  6.25
--------------------------------------------------------------------------------
Electrical & Machinery                                                   5.71
--------------------------------------------------------------------------------
Textiles                                                                 5.53
--------------------------------------------------------------------------------
Other Financials                                                         4.30
--------------------------------------------------------------------------------
Transportation                                                           2.79
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Schedule of Investments / December 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 94.41%                                 % of       Market Value
Automobile -- 10.83%                                 Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------
  8,000,000 shs.    Yulon Motor Co., Ltd. ...........   4.92        $ 2,112,040
  7,697,950         China Motor Corp. ...............   5.91         14,567,690
                                                                   ------------
                                                                     26,679,730

Banking -- 6.25%
--------------------------------------------------------------------------------
    300,000        *Taiwan Business Bank ............   0.07            166,594
  2,600,382        *The First Commercial Bank .......   1.47          3,630,241
  1,400,000         Chang Hwa Commercial Bank .......   0.74          1,811,131
  1,500,000        *Taipei Business Bank ............   0.53          1,302,972
  2,100,000        *United World Chinese
                     Commercial Bank ................   0.81          2,006,577
  4,579,000        *Hsinchu Bank ....................   1.31          3,238,853
  1,772,250        *China Development Bank ..........   1.32          3,243,865
                                                                   ------------
                                                                     15,400,233

Other Financials -- 4.30%
--------------------------------------------------------------------------------
  2,374,902         Cathay Life Insurance
                     Co., Ltd. ......................   3.11          7,662,400
  3,840,480        *Polaris Securities Co., Ltd. ....   1.19          2,930,937
                                                                   ------------
                                                                     10,593,337

Chemical -- 2.28%
--------------------------------------------------------------------------------
  1,000,700        *Eternal Chemical Co., Ltd. ......   0.54          1,334,929
  1,450,000        *Yung Chi Paint & Varnish
                     Mfg. Co., Ltd. .................   1.46          3,598,685
    846,000        *Maywufa Company Ltd. ............   0.28            695,508
                                                                   ------------
                                                                      5,629,122

Computers and Office Equipment -- 19.56%
--------------------------------------------------------------------------------
  1,000,000        *Askey Computer Corp. ............   0.43          1,067,196
  1,826,450        *Mitac International Corp. .......   1.10          2,719,787
  2,272,000        *Kinpo Electronics Inc. ..........   1.29          3,178,855
  5,571,800        *Chuntex Electronic Co., Ltd. ....   1.87          4,597,936
  1,303,285        *Inventec Corporation ............   2.10          5,175,296
  4,240,000        *Delta Electronics Inc. ..........   5.53         13,614,196
  5,473,526        *Compal Electronics Inc. .........   7.24         17,829,628
                                                                   ------------
                                                                     48,182,894

Construction -- 0.67%
--------------------------------------------------------------------------------
  1,000,156        *Hung Sheng Construction Ltd. ....   0.45          1,117,007
    847,200         Abtron Group Co., Ltd. ..........   0.22            533,541
                                                                   ------------
                                                                      1,650,548

See accompanying notes to consolidated financial statements.

Schedule of Investments (Cont'd.)

                                                        % of        MarketValue
Electrical & Machinery -- 5.71%                      Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------
  4,200,000 shs.   *Tatung Co., Ltd. ................   1.63       $  4,013,154
  1,250,400        *Phoenixtec Power Co., Ltd. ......   1.00          2,463,250
  1,950,760        *Lee Chi Enterprise Co., Ltd. ....   1.49          3,665,605
  3,500,000        *Pacific Electric Wire &
                     Cable Co., Ltd. ................   0.86          2,117,330
    437,000        *Rexon Industrial Corp. Ltd. .....   0.32            779,534
    723,800         GFC., Ltd. ......................   0.28            693,846
    428,000        *Sampo Corp. .....................   0.14            341,242
                                                                   ------------
                                                                     14,073,961

Electronics -- 14.67%
--------------------------------------------------------------------------------
    549,000        *Sunplus Technology Co., Ltd. ....   0.84          2,069,352
    315,160        *Enlight Corp. ...................   0.30            743,071
  1,000,000        *Yageo Corp. .....................   0.52          1,290,563
    950,000        *Hon Hai Precision Ind.
                     Co., Ltd. ......................   2.13          5,246,014
    197,000        *Hua Jung Component Co., Ltd. ....   0.12            305,578
    988,000        *Dialer & Business Electronics
                     Co., Ltd. ......................   0.35            873,550
    302,769        *Synnex Technology International
                     Corp. ..........................   0.55          1,343,177
    500,000         Taiwan Liteon Electronic
                     Co., Ltd. ......................   0.40            992,741
    240,000        *Arima Computer Corp. ............   0.51          1,250,853
  1,100,000        *Teapo Electronic Corp. ..........   0.64          1,569,771
  1,485,000        *Sirtec International Co., Ltd. ..   0.94          2,303,468
  3,550,000        *CMC Magnetics Corp. .............   3.13          7,709,251
    812,161        *Ritek Ltd. ......................   1.24          3,048,690
  2,799,000        *Systex Corp. ....................   3.00          7,380,871
                                                                   ------------
                                                                     36,126,950

Glass -- 0.36%
--------------------------------------------------------------------------------
    918,500         Taiwan Glass Industrial Corp. ...   0.36            883,337
                                                                   ------------
                                                                        883,337

Plastics -- 6.35%
--------------------------------------------------------------------------------
  5,600,473        *Formosa Plastics Corp. ..........   3.30          8,131,232
  5,842,384        *Nan Ya Plastics Corp. ...........   3.05          7,521,838
                                                                   ------------
                                                                     15,653,070

Paper -- 1.68%
--------------------------------------------------------------------------------
  1,499,000        *Shihlin Paper Corp. .............   1.68          4,138,829
                                                                   ------------
                                                                      4,138,829

Rubber -- 0.86%
--------------------------------------------------------------------------------
  1,700,000        *China Synthetic Rubber Corp. ....   0.86          2,109,574
                                                                   ------------
                                                                      2,109,574

See accompanying notes to consolidated financial statements.

The R.O.C. Taiwan Fund

                                                        % of        MarketValue
Semiconductors -- 8.05%                              Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------
  1,200,000 shs.   *Advanced Semiconductor
                     Engineering Inc. ...............   0.82       $  2,010,300
    885,000        *United Microelectronics Corp. ...   0.45          1,106,456
  2,400,000        *Winbond Electronics Corp. .......   1.03          2,538,934
  4,250,000        *Mosel Vitelic Inc. ..............   1.63          4,021,375
  4,604,500        *Taiwan Semiconductor
                     Manufacturing Co., Ltd. ........   4.12         10,142,070
                                                                   ------------
                                                                     19,819,135

Textiles -- 5.53%
--------------------------------------------------------------------------------
  3,000,113         Far Eastern Textile Co., Ltd. ...   0.99          2,447,818
  2,380,750        *Kwong Fong Industries Corp. .....   0.28            686,883
  7,636,000        *Tainan Spinning Co., Ltd. .......   1.18          2,901,936
  4,823,000        *Yi Jinn Industrial Co., Ltd. ....   1.23          3,037,380
  5,356,000        *Ruentex Industries Ltd. .........   1.85          4,552,783
                                                                   ------------
                                                                     13,626,800

Transportation -- 2.79%
--------------------------------------------------------------------------------
  4,053,000         Evergreen Marine Corp.
                     (Taiwan) Ltd. ..................   1.44          3,545,778
  3,073,000        *Uniglory Marine Corp. ...........   0.97          2,392,886
  1,310,400        *Far Eastern Air Transport
                     Corp. ..........................   0.38            935,013
                                                                   ------------
                                                                      6,873,677

Others -- 4.52%
--------------------------------------------------------------------------------
  1,028,927        *Pou Chen Corp. ..................   1.00          2,473,843
    500,000        *Kent World Ltd. .................   0.20            490,166
    230,000        *National Petroleum Co., Ltd. ....   0.09            214,060
  1,177,516        *Taiwan Secom Co., Ltd. ..........   0.92          2,264,875
  2,713,000        *CTCI Corporation ................   1.58          3,888,459
    912,000         Giant Manufacturing Co., Ltd. ...   0.73          1,796,612
        949        *Miscellaneous securities. .......   0.00                389
                                                                   ------------
                                                                     11,128,404

TOTAL COMMON STOCKS (COST $249,891,567) .............              $232,569,601
                                                                   ------------

* Non-income producing; these stocks did not pay a cash dividend during the year.

See accompanying notes to consolidated financial statements.

Schedule of Investments (Cont'd.)

SHORT-TERM INVESTMENTS-- 6.04%                          % of       Market Value
Commercial Paper -- 6.04%                            Net Assets   (U.S. Dollars)
--------------------------------------------------------------------------------

 Principal
  Amount           Issuer (Guarantor)
----------         ------------------

$  310,231         Sung-Tso Investment Co., Ltd
                     (Bank SinoPac), 4.60%,
                     Due 01/05/99 ...................   0.13       $    310,076
   775,579         Tai-Hua Oil Co., Ltd. (Grand
                     Commercial Bank), 4.60%,
                     Due 01/05/99 ...................   0.31            775,188
 1,085,810         Barits Securities Co., Ltd.
                     (Grand Commercial Bank),
                     4.90%, Due 01/05/99 ............   0.44          1,085,229
 1,240,926         Hsiao Sung Electronic
                     (Taiwan) Co. (International
                     Bills Finance Company),
                     4.60%, Due 01/05/99 ............   0.50          1,240,303
   620,463         Pacific Technology Co., Ltd.
                     (International Bills Finance
                     Company), 4.50%, Due 01/05/99 ..   0.25            620,158
   930,694         Concord Securities Corp.
                     (Bank SinoPac), 4.55%,
                     Due 01/06/99 ...................   0.38            930,116
   620,463         Tungya Transportation &
                     Terminal (Bank SinoPac),
                     4.55%, Due 01/06/99 ............   0.25            620,077
   930,694         Tung-Chan Corp. (Chiao Tung
                     Bank), 4.90%,  Due 01/07/99 ....   0.38            929,947
 1,551,157         Lung-Hsien International
                     Co., Ltd. (Chase Manhattan
                     Bank, N.A.), 4.90%,
                     Due 01/07/99 ...................   0.63          1,549,910
 1,551,157         Pacific Electric Wire
                     & Cable Co. (China United
                     Trust & Investment),
                     4.90%, Due 01/08/99 ............   0.63          1,549,702
   310,231         Kuang Tai Metal Corp.
                     (Grand Commercial Bank)
                     5.00%, Due 01/08/99 ............   0.13            309,935
   310,231         Wang-Chia Trading Co., Ltd.
                     (Grand Commercial Bank),
                     5.00%, Due 01/08/99 ............   0.13            309,935
 1,551,157         Tainan Spinning Co., Ltd
                     (Shanghai Commercial & Savings
                     Bank), 4.55%, Due 01/08/99 .....   0.63          1,549,811
   930,694         Grand Pacific Securities
                     Investment (The Chinese Bank),
                     4.90%, Due 01/08/99 ............   0.38            929,821
   620,463         Huang Pu Construction Co., Ltd.
                     (The Chinese Bank),
                     4.90%, Due 01/08/99 ............   0.25            619,881
 1,551,157         Tao-Chi Investment Corp.
                     (International Bills Finance
                     Company), 4.90%, Due 01/08/99 ..   0.63          1,549,708
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED
  COST $14,879,797)                                                  14,879,797
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE
  (COST $264,771,364)                                 100.45        247,449,398

LIABILITIES (NET OF OTHER ASSETS)                      (0.45)        (1,101,842)
                                                      ------       ------------
NET ASSETS                                            100.00       $246,347,556
                                                      ======       ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Assets and Liabilities
December 31, 1998 (Expressed in US Dollars)
--------------------------------------------------------------------------------

Assets

Investments in securities at market
  value (Notes 2B, 3 and 6):
  Common stocks (cost-- $249,891,567) ..........................   $232,569,601

  Short-term investments (amortized cost-- $14,879,797) ........     14,879,797
                                                                   ------------
     Total investments in securities
       at market value (cost-- $264,771,364) ...................    247,449,398
Cash ...........................................................      1,355,781
Receivable for sale of investments .............................        496,577
Dividends and interest receivable ..............................          6,000
Prepaid expense ................................................         22,250
Other receivables ..............................................          1,916
                                                                   ------------
     Total assets                                                   249,331,922
                                                                   ------------

Liabilities

Payable for securities purchased ...............................      2,417,260
Management fee payable (Note 4) ................................        293,544
Custodian fee payable (Note 5) .................................         33,720
Accrued Republic of China taxes (Note 2) .......................         29,983
Other payables .................................................        209,859
                                                                   ------------
     Total liabilities                                                2,984,366
                                                                   ------------
Net assets .....................................................   $246,347,556
                                                                   ============

Components of net assets (Note 2)

Par value of shares of beneficial interest (Note 7) ............   $    326,990
Additional paid-in capital .....................................    313,789,368
Accumulated net investment loss ................................     (1,702,333)
Accumulated realized loss on investments .......................    (21,498,672)
Unrealized depreciation on investments .........................    (17,321,966)
Cumulative translation adjustment ..............................    (27,245,831)
                                                                   ------------
Net assets .....................................................   $246,347,556
                                                                   ============
Net asset value per share (32,698,976 shares
  issued and outstanding) ......................................   $       7.53
                                                                   ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Operations
For the Year ended December 31, 1998 (Expressed in US Dollars)
--------------------------------------------------------------------------------

Investment income

  Dividends ..................................................     $  1,196,007
  Interest ...................................................        2,231,292
                                                                   ------------
                                                                      3,427,299

Republic of China Taxes (Note 2) .............................        2,024,206
                                                                   ------------

                                                                      1,403,093
                                                                   ------------

Expenses

  Management fee (Note 4) ....................................        3,805,312
  Custodian fee (Note 5) .....................................          438,888
  Professional fees ..........................................          322,477
  Administrative fee .........................................          100,640
  Insurance expenses .........................................           82,745
  Trustee fees ...............................................           65,250
  Other expenses .............................................          298,990
                                                                   ------------
                                                                      5,114,302
                                                                   ------------

Net investment loss ..........................................       (3,711,209)
                                                                   ------------

Net realized and unrealized loss on investments and foreign currencies (Note 2 & 6)

  Net realized loss on:
    investments (excluding short term investments) ...........       (8,914,095)
    foreign currency transactions ............................         (247,524)
                                                                   ------------
  Net realized loss on investments and foreign
    currency transactions ....................................       (9,161,619)
  Net increase (decrease) in unrealized appreciation on:
    investments (excluding short-term
      investments) ...........................................      (46,950,003)
    translation of assets and liabilities in
      foreign currencies .....................................        2,309,163
                                                                   ------------
  Net realized and unrealized loss from investments
    and foreign currencies ...................................      (53,802,459)
                                                                   ------------
  Net decrease in net assets resulting from operations .......     $(57,513,668)
                                                                   ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Statement of Changes in Net Assets
For the Years ended December 31, 1998 and 1997 (Expressed in US Dollars)
--------------------------------------------------------------------------------

                                                        1998          1997
                                                    ------------  -------------

Net (decrease) increase in net assets resulting from operations

  Net investment loss ............................  $ (3,711,209)  $ (5,303,994)
  Net realized gain (loss) on investments
    and foreign currency transactions ............    (9,161,619)   129,107,327
  Net (decrease) in unrealized appreciation on
    investments ..................................   (46,950,003)   (19,295,468)

  Net increase (decrease) in unrealized
    appreciation on translation of assets
    and liabilities in foreign currencies ........     2,309,163    (62,331,321)
                                                    ------------   ------------

  Net (decrease) increase in net assets
    resulting from operations ....................   (57,513,668)    42,176,544
                                                    ------------   ------------

Share transactions

  Cost of repurchasing shares (Note 7) ...........          --      (13,340,943)
                                                    ------------   ------------

Distributions to Shareholders from (Note 2)

  Capital ........................................    (4,243,980)          --
  Net investment income ..........................    (2,229,516)   (12,708,377)
  Net realized gain on investments ...............    (3,009,207)   (97,526,443)
                                                    ------------   ------------
  Total distributions ............................    (9,482,703)  (110,234,820)
                                                    ------------   ------------

Decrease in net assets ...........................   (66,996,371)   (81,399,219)

Net assets, beginning of year ....................   313,343,927    394,743,146
                                                    ------------   ------------

Net assets, end of year ..........................  $246,347,556   $313,343,927
                                                    ============   ============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Consolidated Financial Highlights
(Expressed in US Dollars)
--------------------------------------------------------------------------------

                                                                    Years Ended December 31,
                                                       -----------------------------------------------
                                                         1998      1997      1996      1995      1994
                                                       -------   -------   -------   -------   -------
Per share operating performance:
  Net asset value, beginning of year ................     9.58     11.67      9.30     13.12     10.62
  Net investment loss ...............................    (0.11)    (0.16)    (0.12)    (0.15)    (0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions ....................................    (1.73)     3.20      2.57     (3.35)     2.66
  Net increase (decrease) in unrealized
    appreciation on translation of foreign
    currencies ......................................     0.08     (1.88)    (0.08)    (0.35)    (0.07)
                                                       -------   -------   -------   -------   -------
      Total from investment operations ..............    (1.76)     1.16      2.37     (3.85)     2.50
Net effect of share transactions                           --       0.09       --       0.03       --

Distributions to Shareholders from:
  Capital ...........................................    (0.13)      --        --        --        --
  Net investment income .............................    (0.07)    (0.39)      --        --        --
  Net realized gain on investments ..................    (0.09)    (2.95)      --        --        --
                                                       -------   -------   -------   -------   -------
    Total distributions* ............................    (0.29)    (3.34)      --        --        --
                                                       -------   -------   -------   -------   -------
Net asset value, end of year ........................     7.53      9.58     11.67      9.30     13.12
                                                       =======   =======   =======   =======   =======
Per share market price, end of year .................     6.19      8.13     10.13     10.50     11.88
Total investment return (%):
  Based on the Trust's market price .................   (20.31)    10.55     (3.52)   (11.62)   (13.60)
  Based on the Trust's net asset value ..............   (18.42)     9.41     25.48    (29.12)    23.54

Ratios and supplemental data:
  Net assets, end of year (in thousands) ............  246,348   313,344   394,743   314,532   365,661
  Ratio of expenses to average net assets ...........     1.77      1.51      1.75      1.98      1.99
  Ratio of net investment loss to average
    net assets (%) ..................................    (1.28)    (1.13)    (1.14)    (1.38)    (0.84)
  Portfolio turnover ratio (%) ......................      133       106       148        81        97

* See Note 2 for information concerning the Trust's distribution policy.

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
Notes to Consolidated Financial Statements/December 31, 1998
(Expressed in US Dollars)
--------------------------------------------------------------------------------

Note 1 -- Organization and Acquisitionof The Taiwan (R.O.C.) Fund
--------------------------------------------------------------------------------

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust ("IIT") acquired the entire beneficial interest in the assets constituting the Fund.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Bonds represent investments in unlisted debt securities for which market quotations are not available. Accordingly, the fair value of such investments has been estimated in good faith by the Trust's management using a yield-to-maturity basis. Short-term investments are valued using the cost, which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method. During 1998, the Trust generated a net capital loss of $15,042,768. This loss may be used to offset any future capital gains generated by the Trust and, if unused, will expire on December 31, 2006.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 1998, this rate was approximately NT$32.234 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles. Permanent book and tax differences primarily relate to the recognition of gains on the disposition of passive foreign investment company ("PFIC") shares during 1998 as ordinary income for U.S. federal income tax purposes as well as the treatment of the Trust's foreign currency and net operating losses for U.S. federal income tax purposes. Temporary book and tax differences are primarily due to differing treatments for net capital losses, wash sale deferrals, and the current marking-to-market of PFIC shares held by the Trust at December 31, 1998. The 1998 distribution from net investment income of $0.07 per share and from net realized gains of $0.09 per share, represents undistributed tax basis income generated by the Trust during the fiscal year ended December 31, 1997. The distribution from capital of $0.13 per share should be treated as a return of capital distribution for federal income tax purposes.

G -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,136,530 for the twelve months ended December 31, 1998.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

Note 5 -- Custodian
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns approximately 8% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $74,000).

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding bonds and short-term investments, for the twelve months ended December 31, 1998, included approximately $342,000,000 for stock purchases and approximately $377,000,000 for stock sales, respectively.

At December 31, 1998, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was approximately $246,000,000. At December 31, 1998, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $13,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $27,000,000 or a net unrealized depreciation of approximately $14,000,000.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 1998, 32,698,976 shares were outstanding.

During the year ended December 31, 1997, the Trust repurchased 1,116,400 of its own shares at a net cost of $13,340,943 out of a maximum potential expenditure of $25 million approved by the Board of Trustees. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 17.80%.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1997. The Fund intends to apply for such status for succeeding accounting periods.

--------------------------------------------------------------------------------
Daniel Chiang has been the portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 14 years experience in the financial industry and for the past 11 years has worked at IIT, where he previously served as Vice President in charge of the dealing department.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders of
The R.O.C. Taiwan Fund

We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 1998, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included the physical examination of short-term investments owned as of December 31, 1998, and confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles in the United States of America.

                                                  /s/ KPMG
                                                  -------------------

Taipei, Taiwan
January 18, 1999

THE R.O.C. TAIWAN FUND

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077

Officers and Trustees:
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
  Officer, Trustee, and Fund Manager
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Li-Yin Kung, Trustee and Audit Committee
  Member
Robert P. Parker, Trustee and Audit Committee
  Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
Treasurer, and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent,
Paying and Plan Agent:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.

U.S. Administrator:
Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone: (212) 688-6840

U.S. Legal Counsel:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.